                                                                    EXHIBIT 99.1


                             [HERITAGE PROPANE LOGO]


                                  PRESS RELEASE

                         HERITAGE PROPANE PARTNERS, L.P.
                      REPORTS RECORD THIRD QUARTER RESULTS


TULSA, OKLAHOMA - JULY 14, 2003 - Heritage Propane Partners, L.P. (NYSE:HPG) today reported record earnings before interest, taxes, depreciation and amortization (EBITDA) of $16.7 million for the third quarter of fiscal 2003 ended May 31, 2003, a $1.4 million, or 9% increase from the $15.3 million EBITDA for the third quarter of fiscal 2002. The seasonal net loss for the fiscal 2003 third quarter improved to $3.1 million, or $(0.20) per limited partner unit, a 28% improvement from the $4.3 million loss, or $(0.28) per limited partner unit, recorded for the third quarter of fiscal 2002.

The Partnership established new volume records for the three months ended May 31, 2003 with retail gallons sold of 78.0 million gallons, representing an increase of 3.0 million gallons over the 75.0 million gallons sold during the three months ended May 31, 2002. Total revenues and gross profit for the third quarter of fiscal 2003 also achieved new third quarter records for the Partnership, keeping pace with the record results achieved in the first two quarters of fiscal 2003.

In commenting on the quarterly results, H. Michael Krimbill, President and CEO said, "We continue to benefit from our previous cost improvements and accretive acquisitions that have allowed the Partnership to maintain its record pace for fiscal 2003. The quarterly records for the Partnership were established without favorable weather conditions. We have now reported three consecutive quarters of record quarterly results in volumes, revenues, gross profit, and EBITDA. During the quarter, the Partnership also improved its balance sheet by repaying approximately $45 million in long-term debt as a result of improved operating cash flows and the proceeds received from a secondary equity offering completed in May 2003. The record financial results combined with the long-term debt reduction has strengthened the Partnership's credit ratios and enhanced its position to access the capital markets to fund future growth. The year-to-date results indicate that fiscal 2003 could prove to be the most profitable year in the Partnership's history."

EBITDA for the first nine months of fiscal 2003 was a record level of $110.5 million, representing a $31.3 million, or 40% increase over the EBITDA of $79.2 million reported for the nine months ended May 31, 2002. Record net income for the nine months ended May 31, 2003 more than doubled to $47.4 million, or $2.86 per limited partner unit, a $26.4 million increase over the net income of $21.0 million, or $1.28 per limited partner unit, for the first nine months of fiscal 2002. For the first nine months of fiscal 2003, retail volumes were also at a record level of 321.3 million gallons sold, a 37.1 million gallon increase from the 284.2 million gallons sold during the nine months ended May 31, 2002. The Partnership also established new records for total revenues and gross profit for the nine months ended May 31, 2003.

EBITDA represents a meaningful non-GAAP financial measure used by investors and lenders to evaluate the Partnership's performance. EBITDA should not be considered as an alternative to income from operations, net income, or other measures of cash flow. A table reconciling EBITDA with appropriate GAAP financial measures is included in the notes to the consolidated financial statements included in this release.

Heritage is the fourth largest retail marketer of propane in the United States, serving more than 650,000 customers from nearly 300 customer service locations in 29 states. Operations extend from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States.

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This press release may include certain statements concerning expectations for the future that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management's control. An extensive list of factors that can affect future results are discussed in the Partnership's Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

The Partnership has scheduled a conference call for 10:00 am Central Daylight Time, Tuesday, July 15, 2003, to discuss the fiscal 2003 third quarter results. The dial-in number is 800-230-1092; participant code Heritage Propane.

The information contained in this press release is available on the Partnership's website at www.heritagepropane.com. For information, please contact Michael L. Greenwood, Vice President and Chief Financial Officer, at 918-492-7272.

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                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except per unit and unit data)
                                   (unaudited)

                                                              Three Months                        Nine Months
                                                              Ended May 31,                       Ended May 31,
                                                     ------------------------------      ------------------------------
                                                         2003              2002              2003              2002
                                                     ------------      ------------      ------------      ------------
REVENUES:
   Retail fuel                                       $    103,340      $     82,312      $    400,093      $    317,941
   Wholesale fuel                                           9,699             8,865            41,265            35,992
   Liquids marketing                                       22,961            40,113           163,278           138,259
   Other                                                   12,444            11,348            46,334            42,184
                                                     ------------      ------------      ------------      ------------
     Total revenues                                       148,444           142,638           650,970           534,376
                                                     ------------      ------------      ------------      ------------

COSTS AND EXPENSES:
   Cost of products sold                                   66,781            52,303           252,221           209,681
   Liquids marketing                                       22,705            38,629           161,963           138,407
   Operating expenses                                      39,535            33,823           118,230           100,624
   Depreciation and amortization                            9,579             9,910            28,291            28,574
   Selling, general and administrative                      4,603             3,539            12,451             9,648
                                                     ------------      ------------      ------------      ------------
     Total costs and expenses                             143,203           138,204           573,156           486,934
                                                     ------------      ------------      ------------      ------------

OPERATING INCOME                                            5,241             4,434            77,814            47,442

OTHER INCOME (EXPENSE):
   Interest expense                                        (8,950)           (9,205)          (27,563)          (27,924)
   Equity in earnings of affiliates                           504               430             1,687             1,599
   Gain on disposal of assets                                 517               227               672               942
   Other                                                     (103)             (150)           (2,649)             (342)
                                                     ------------      ------------      ------------      ------------
INCOME (LOSS) BEFORE MINORITY
INTERESTS AND INCOME TAXES                                 (2,791)           (4,264)           49,961            21,717

   Minority interests                                         (80)              (55)           (1,021)             (685)
                                                     ------------      ------------      ------------      ------------

INCOME (LOSS) BEFORE TAXES                                 (2,871)           (4,319)           48,940            21,032

   Income taxes                                               199                --             1,483                --
                                                     ------------      ------------      ------------      ------------
NET INCOME (LOSS)                                          (3,070)           (4,319)           47,457            21,032

GENERAL PARTNER'S INTEREST IN  NET INCOME (LOSS)              216               174             1,164               861
                                                     ------------      ------------      ------------      ------------
LIMITED PARTNERS' INTEREST IN NET INCOME (LOSS)      $     (3,286)     $     (4,493)     $     46,293      $     20,171
                                                     ============      ============      ============      ============
BASIC NET INCOME (LOSS) PER LIMITED PARTNER UNIT     $      (0.20)     $      (0.28)     $       2.86      $       1.28
                                                     ============      ============      ============      ============
BASIC AVERAGE NUMBER OF UNITS OUTSTANDING              16,574,582        15,805,847        16,189,029        15,713,694
                                                     ============      ============      ============      ============

                                                                            Three Months                  Nine Months
                                                                            Ended May 31,                 Ended May 31,
                                                                      ------------------------      ------------------------
                                                                         2003           2002           2003           2002
                                                                      ---------      ---------      ---------      ---------
SUPPLEMENTAL INFORMATION:
Net income (loss)                                                     $  (3,070)     $  (4,319)     $  47,457      $  21,032
Depreciation and amortization                                             9,579          9,910         28,291         28,574
Interest                                                                  8,950          9,205         27,563         27,924
Taxes                                                                       199             --          1,483             --
Other expense                                                               103            150          2,649            342
Non-cash compensation expense                                             1,232            435          2,579          1,409
Depreciation, amortization, interest, and taxes of investee                 241            194            698            497
Minority interest net of MP Energy Partnership                              (43)           (48)           441            364
Less:  Gain on disposal of assets                                          (517)          (227)          (672)          (942)
                                                                      ---------      ---------      ---------      ---------
(a) EBITDA                                                            $  16,674      $  15,300      $ 110,489      $  79,200
                                                                      =========      =========      =========      =========

Capital expenditures:
   Maintenance                                                        $   2,379      $   2,034      $  13,773      $  10,881
   Growth                                                             $   4,454      $   4,029      $  30,740      $  26,025
Retail gallons sold                                                      77,997         74,947        321,340        284,196

(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization (including the EBITDA of investees, but does not include the EBITDA of the minority interest of MP Energy Partnership or any non-cash compensation expense). EBITDA should not be considered as an alternative to net income, cash flow, or any other financial performance measure presented in accordance with generally accepted accounting principles but provides additional information for evaluating the Partnership's operating results or its ability to make quarterly distributions. Management believes that EBITDA is a meaningful non-GAAP financial measure used by investors and lenders to evaluate the Partnership's operating performance, cash generation, and ability to service debt, as certain of the Partnership's debt covenants include EBITDA as a performance measure. The presentation of EBITDA for the periods described herein is calculated in the same manner as presented by the Partnership in the past, and is intended to allow investors to compare performance with prior periods. The Partnership also believes that EBITDA is sometimes useful to compare the operating results of other companies within the propane industry due to the fact that such information is commonly utilized and eliminates the effects of certain financing and accounting decisions. The Partnership's calculation of EBITDA, however, may differ from similarly titled items reported by other companies.

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                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)
                                   (unaudited)

                                                                              May 31,         August 31,
                                                                               2003              2002
                                                                             ---------        ----------
                              ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                 $   7,089        $   4,596
   Marketable securities                                                         2,294            2,559
   Accounts receivable, net of allowance for doubtful accounts                  42,688           30,898
   Inventories                                                                  25,726           48,187
   Assets from liquids marketing                                                   570            2,301
   Prepaid expenses and other                                                    3,044            6,846
                                                                             ---------        ---------
     Total current assets                                                       81,411           95,387

PROPERTY, PLANT AND EQUIPMENT, net                                             428,747          400,044
INVESTMENT IN AFFILIATES                                                         9,243            7,858
GOODWILL, net of amortization prior to adoption of SFAS No. 142                157,254          155,735
INTANGIBLES AND OTHER ASSETS, net                                               53,751           58,240
                                                                             ---------        ---------
     Total assets                                                            $ 730,406        $ 717,264
                                                                             =========        =========

                 LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                                                  $      --        $  30,200
   Accounts payable                                                             32,423           40,929
   Accounts payable to related companies                                         7,653            5,002
   Accrued and other current liabilities                                        22,020           23,962
   Liabilities from liquids marketing                                              552            1,818
   Current maturities of long-term debt                                         25,453           20,158
                                                                             ---------        ---------
     Total current liabilities                                                  88,101          122,069

LONG-TERM DEBT, less current maturities                                        385,950          420,021
MINORITY INTERESTS                                                               4,746            3,564
                                                                             ---------        ---------
     Total liabilities                                                         478,797          545,654
                                                                             ---------        ---------

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL:
   Common Unitholders (17,947,111 and 15,815,847 units issued and
     outstanding at May 31, 2003 and August 31, 2002, respectively)            250,747          173,677
   Class C Unitholders (1,000,000 units issued and outstanding at
     May 31, 2003 and August 31, 2002)                                              --               --
   General Partner                                                               2,400            1,585
   Accumulated other comprehensive loss                                         (1,538)          (3,652)
                                                                             ---------        ---------
     Total partners' capital                                                   251,609          171,610
                                                                             ---------        ---------
     Total liabilities and partners' capital                                 $ 730,406        $ 717,264
                                                                             =========        =========